Exhibit (a)(1)(I)

Exhibit (a)(1)(I)

Award Details

GRANT A) 800 options granted at $38.84 on 5/27/2005

Comparison of hypothetical values of 800 options vs. 195 RSUs indicates that the break-even price is at an approximate hypothetical stock price of $51.36.

Hypothetical Value

$20,000

$16,000

$12,000

$8,000

$4,000

$0

$0

$10

$20

$30

$40

$50

$60

$70

Hypothetical WSI Stock Price

Expiration Date of Eligible Award 5/27/2015 (6 years and 2 months remaining)

Eligible Award Vesting Schedule

160 options vested on 5/27/2006

160 options vested on 5/27/2007

160 options vested on 5/27/2008

160 options will vest on 5/27/2009

160 options will vest on 5/27/2010

Exchanged RSU Vesting Schedule

97 options will vest on 4/10/2010

98 options will vest on 4/10/2011

GRANT B) 1,000 options granted at $39.77 on 2/24/2006

Comparison of hypothetical values of 1,000 options vs. 285 RSUs indicates that the break-even price is at an approximate hypothetical stock price of $55.62.

Hypothetical Value

$24,000

$20,000

$16,000

$12,000

$8,000

$4,000

$0

$0

$10

$20

$30

$40

$50

$60

$70

Hypothetical WSI Stock Price

Expiration Date of Eligible Award

2/24/2016 (6 years and 11 months remaining)

Eligible Award Vesting Schedule

200 options vested on 2/24/2007

200 options vested on 2/24/2008

200 options vested on 2/24/2009

200 options will vest on 2/24/2010

200 options will vest on 2/24/2011

Exchanged RSU Vesting Schedule

142 options will vest on 4/10/2010

143 options will vest on 4/10/2011

Award Details

Close Window

GRANT C) 500 SSARs granted at $34.01 on 11/1/2006

Comparison of hypothetical values of **500 SSARs** vs. **172 RSUs** indicates that the break-even price is at an approximate hypothetical stock price of $51.84.


$16,000
$12,000
$8,000
$4,000
$0
Hypothetical Value
$0
$10
$20
$30
$40
$50
$60
$70
Hypothetical WSI Stock Price

Expiration Date of Eligible Award	11/1/2016 (7 years and 7 months remaining)
Eligible Award Vesting Schedule	100 options vested on 11/1/2007 100 options vested on 11/1/2008 100 options will vest on 11/1/2009 100 options will vest on 11/1/2010 100 options will vest on 11/1/2011
Exchanged RSU Vesting Schedule	57 options will vest on 4/10/2010 57 options will vest on 4/10/2011 58 options will vest on 4/10/2012

GRANT D) 4,000 SSARs granted at $30.73 on 7/30/2007

Comparison of hypothetical values of **4,000 SSARs** vs. **1,052 RSUs** indicates that the break-even price is at an approximate hypothetical stock price of $41.70.


$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Hypothetical Value
$0
$10
$20
$30
$40
$50
$60
$70
Hypothetical WSI Stock Price

Expiration Date of Eligible Award	7/30/2017 (8 years and 4 months remaining)
Eligible Award Vesting Schedule	800 options vested on 7/30/2008 800 options will vest on 7/30/2009 800 options will vest on 7/30/2010 800 options will vest on 7/30/2011 800 options will vest on 7/30/2012
Exchanged RSU Vesting Schedule	263 options will vest on 4/10/2010 263 options will vest on 4/10/2011 263 options will vest on 4/10/2012 263 options will vest on 4/10/2013